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                                                                  EXHIBIT 23(A)
                                                   CONSENT OF DELOITTE & TOUCHE

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration
Statement of American Business Products, Inc. on Form S-8 of our reports dated February 25, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of American Business Products, Inc. for the year ended December 31, 1993.






DELOITTE & TOUCHE

Atlanta, Georgia
May 9, 1994